UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: October 18, 2016

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 18, 2016, the Company issued a Letter to Stockholders providing a business update. A copy of the Letter to Stockholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to Stockholders of the Company, dated October 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: October 18, 2016	By:	/s/ Jennifer K. Simpson, Ph.D.
	Name:	Jennifer K. Simpson, Ph.D.
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Letter to Stockholders of the Company, dated October 18, 2016